John Hancock Funds II

John Hancock Global Absolute Return Strategies Fund (the “Fund”)

Supplement dated 7-1-13 to the Prospectus dated 12-1-12, as supplemented

Under the section of the Prospectus entitled “Who’s who — Investment advisor — Management fee,” the discussion of the Fund’s management fee schedule is modified by the following:

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the fund’s current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Effective July 1, 2013, the following fee schedule shall apply:

Annual
Average Daily Net Assets	Rate
First $200 million	1.30%
Next $300 million	1.25%
Next $2.5 billion*	1.20%
Excess over $3 billion	1.15%

*If aggregate net assets exceed $500 million, but are less than or equal to $3.0 billion, the 1.20% rate applies retroactively to all assets.

If aggregate net assets exceed $3.0 billion, the following rates apply:

Annual
Average Daily Net Assets	Rate
First $3.0 billion	1.20%
Excess over $3.0 billion	1.15%

For more information, please call the John Hancock Funds at 1-800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.